EXHIBIT 32.1

EPHS HOLDINGS, INC.

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), I, Gianfranco Bentivoglio, the Chief Executive Officer of EPHS Holdings, Inc. (the “Company”), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that, to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 24, 2018

/s/ Gianfranco Bentivoglio
Name: Gianfranco Bentivoglio Title: Chief Executive Officer